Leases (Schedule Of Future Minimum Rental Commitments For Operating Leases) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Future Minimum Lease Payments Under Capital Leases And Operating Leases For Continuing Operations [Line Items]
2013	$ 21.3
2014	20.4
2015	14.1
2016	14.4
2017	14.6
2018 and thereafter	24.4
Total	$ 109.2	[1]

[1]	The future minimum rental commitments include the commitments in respect of lease contracts where the future lease commitments exceeds the future expected economic benefit that we expect to derive from the leased asset which has resulted in the recognition of an onerous lease accrual.